                                                                Exhibit 10.34


             THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

        This Third Amendment to Loan and Security Agreement ("Amendment") is made and entered into this 12th day of December, 1996, by and between Precision Response Corporation ("Borrower"), and Heller Financial, Inc. ("Lender").


                           W I T N E S S E T H:
                           - - - - - - - - - -

        WHEREAS, Lender and Borrower are parties to a certain Loan and Security Agreement dated May 1, 1996 (as amended, the "Loan Agreement") pursuant to which Lender has made revolving and certain other financial accommodations available to Borrower; and

        WHEREAS, the parties desire to amend the Loan Agreement as hereinafter set forth;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

        2. AMENDMENTS. (a) Subsection 1.1 of the Loan Agreement is amended by adding the following new definition, in proper alphabetical order, to said subsection:

        "IPO Proceeds" means the net proceeds from Borrower's initial public offering of its common stock completed on July 22, 1996 in the amount of $47,461,000.

        (c) Subsection 6.5 of the Loan Agreement is amended by deleting the table contained in said subsection in its entirety and inserting the following in lieu thereof:


                          Period                           Amount
                          ------                           ------
             Fiscal Year ending December 31, 1996        $45,000,000

             Fiscal Year ending December 31, 1997        $60,000,000

             Each Fiscal Year thereafter                 $23,000,000



        (d) Subsection 6.6 of the Loan Agreement is amended by deleting the table contained in said subsection in its entirety and inserting the following in lieu thereof:

                     Period                             Ratio
                     ------                             -----

        May 1, 1996 through June 30, 1996               .90:1.0

        May 1, 1996 through December 31, 1996           1.0:1.0

        May 1, 1996 through January 31, 1997            1.0:1.0

        May 1, 1996 through February 28, 1997           1.0:1.0

        May 1, 1996 through March 31, 1997              1.0:1.0

        May 1, 1996 through April 30, 1997              1.0:1.0

        May 1, 1996 through May 31, 1997                1.0:1.0

        Twelve month period ending June 30,
          1997, and for each twelve month
          period ending on the last day of
          each calendar month thereafter;
          provided, however, during the
          period commencing August 1, 1996
          through and including July 31, 1997,
          for purposes of calculating the ratios
          set forth above, Borrower shall be per-
          mitted to add the IPO Proceeds to
          Borrower's EBITDA.


        3. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Loan Documents and all of Borrower's covenants, duties, and liabilities thereunder.

        4. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender into this Amendment, that, except as set forth herein, no Default or Event of Default exists on the date hereof; the execution, delivery, and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower, and this Amendment has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

        5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

        6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written.



                                        HELLER FINANCIAL, INC.,
                                        as Lender


                                        By:  /s/ Jerome P. Sepich
                                           ---------------------------------

                                        Title:  Vice President
                                              ------------------------------


                                        PRECISION RESPONSE CORPORATION,
                                        as Borrower


                                        By: /s/ Paul M. O'Hara
                                            --------------------------------

                                        Title:  Senior Vice President
                                                and Chief Financial Officer
                                              ---------------------------------